EXHIBIT 10.6

AGREEMENT OF RIGHT OF FIRST
PURCHASE AND RIGHT OF FIRST REFUSAL

THIS AGREEMENT OF RIGHT OF FIRST PURCHASE AND RIGHT OF FIRST REFUSAL (the “Agreement”) is made effective as of the 30th day of April, 2007, by and between Show Me Ethanol, LLC, a Missouri limited liability company (“Show Me Ethanol”), with an address at Highway 10 West, Richmond, MO 64085, and Ray-Carroll County Grain Growers, Inc., a Missouri cooperative association (“Ray-Carroll”), with an address at Highway 10 West, P.O. Box 158, Richmond, MO 64085.

W I T N E S S E T H:

WHEREAS, Show Me Ethanol is the owner of fee simple title to certain real property, and the owner of easements in certain real property, all as described in Schedule 1, attached hereto and incorporated herein, together with all improvements thereon and all executory contracts and agreements relating thereto (collectively, the “Ethanol Plant Property”); and

WHEREAS, Ray-Carroll is the owner of fee simple title to certain real property, and the owner of easements in certain real property, all as described in Schedule 2, attached hereto and incorporated herein, together with all improvements thereon and all executory contracts and agreements relating thereto (collectively, the “Grain Elevator Property,” and together with the Ethanol Plant Property, the “Properties”); and

WHEREAS, Show Me Ethanol desires to grant to Ray-Carroll a right of first purchase and a right of first refusal to purchase all or any part of the Ethanol Plant Property, on the terms and subject to the conditions set forth herein; and

WHEREAS, Ray-Carroll desires to grant to Show Me Ethanol a right of first purchase and a right of first refusal to purchase all or any part of the Grain Elevator Property, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Rights of First Purchase. For the period beginning as of the date of this Agreement and continuing until 11:59 p.m. Central prevailing time on April 30, 2027 (the “Rights Period”):

(a) Show Me Ethanol will not offer for transfer, sale, alienation, assignment, or other disposition the Ethanol Plant Property or any portion thereof at any price and upon any term or condition without first offering the Ethanol Plant Property for sale to Ray-Carroll at the price and upon the terms and conditions under which the Ethanol Plant Property will be offered. In such case, Show Me Ethanol shall deliver to Ray-Carroll a written offer to sell marketable fee title to the Ethanol Plant Property at a price and upon such terms as are identical to those on which Show Me Ethanol will offer the Ethanol Plant Property for sale to third parties (the “Purchase Offer Notice to Ray-Carroll”). Ray-Carroll’s right of first purchase may be exercised by giving written notice to Show Me Ethanol, within thirty (30) days of Ray-Carroll’s receipt of the Purchase Offer Notice to Ray-Carroll, that Ray-Carroll intends to purchase the Ethanol Plant Property upon terms identical to those contained in the Purchase Offer Notice to Ray-Carroll; and

(b) Ray-Carroll will not offer for transfer, sale, alienation, assignment, or other disposition the Grain Elevator Property or any portion thereof at any price and upon any term or condition without first offering the Grain Elevator Property for sale to Show Me Ethanol at the price and upon the terms and conditions under which the Grain Elevator Property will be offered. In such case, Ray-Carroll shall deliver to Show Me Ethanol a written offer to sell marketable fee title to the Grain Elevator Property at a price and upon such terms as are identical to those on which Ray-Carroll will offer the Grain Elevator Property for sale to third parties (the “Purchase Offer Notice to Show Me Ethanol,” and together with the Purchase Offer Notice to Ray-Carroll, the “Purchase Offer Notices”). Show Me Ethanol’s right of first purchase may be exercised by giving written notice to Ray-Carroll, within thirty (30) days of Show Me Ethanol’s receipt of the Purchase Offer Notice to Show Me Ethanol, that Show Me Ethanol intends to purchase the Grain Elevator Property upon terms identical to those contained in the Purchase Offer Notice to Show Me Ethanol.

In the event of either party’s exercise of its right of first purchase, the parties shall proceed to close the sale upon the terms and conditions contained in the applicable Purchase Offer Notice. The parties agree that the closing date for such sale and purchase shall be set for a date mutually agreeable to the parties not to exceed sixty (60) days following the expiration of the period during which the exercising party may exercise its right of first purchase. If the party exercising its right of first purchase does not consummate the transaction and the selling party fails to consummate the transaction to a third party on the terms contemplated in the applicable Purchase Offer Notice, this Agreement shall remain in effect and such party’s right of first purchase under this Agreement shall continue during the Rights Period. If a party does not, during the applicable period during which such party may exercise its right of first purchase, give the other party written notice of its election to exercise its first right of purchase, such party will be deemed to have automatically waived such right, but such party’s right of first refusal, as described in Section 2 of this Agreement, shall remain in full force and effect. In such event as either party may waive its right hereunder as set forth in the above sentence, such waiving party will, upon written request by the other party hereto, execute and deliver to such other party a recordable release and termination of this Agreement with respect to the right of first purchase granted such executing party hereunder and with respect to the right of first refusal granted such executing party hereunder.

2. Rights of First Refusal. During the Rights Period:

(a) Show Me Ethanol will not transfer, sell, alienate, assign, give, bequeath, or otherwise dispose of the Ethanol Plant Property or any portion thereof to any third party that has made a bona fide, legally binding purchase offer (“Third-Party Offer”) (which Show Me Ethanol shall require be submitted in writing by such third party) without first offering the Ethanol Plant Property for sale to Ray-Carroll upon the same terms and conditions set forth in such Third-Party Offer. In such case, Show Me Ethanol shall deliver a true and accurate copy of such Third-Party Offer to Ray-Carroll and simultaneously deliver a written offer to Ray-Carroll to sell the Ethanol Plant Property at a price and upon such terms as are identical to those set forth in the Third-Party Offer (collectively, the “Offer Notice to Ray-Carroll”). Ray-Carroll’s right of first refusal may be exercised by giving written notice to Show Me Ethanol, within thirty (30) days of Ray-Carroll’s receipt of the Offer Notice to Ray-Carroll, that Ray-Carroll intends to purchase the Ethanol Plant Property upon terms identical to those contained in the Third-Party Offer; and

(b) Ray-Carroll will not transfer, sell, alienate, assign, give, bequeath, or otherwise dispose of the Grain Elevator Property or any portion thereof to any third party that has made a Third-Party Offer (which Ray-Carroll shall require be submitted in writing by such third party) without first offering the Grain Elevator Property for sale to Show Me Ethanol upon the same terms and conditions set forth in such Third-Party Offer. In such case, Ray-Carroll shall deliver a true and accurate copy of such Third-Party Offer to Show Me Ethanol and simultaneously deliver a written offer to Show Me Ethanol to sell the Grain Elevator Property at a price and upon such terms as are identical to those set forth in the Third-Party Offer (collectively, the “Offer Notice to Show Me Ethanol,” and together with the Offer Notice to Ray-Carroll, the “Offer Notices”). Show Me Ethanol’s right of first refusal may be exercised by giving written notice to Ray-Carroll, within thirty (30) days of Show Me Ethanol’s receipt of the Offer Notice to Show Me Ethanol, that Show Me Ethanol intends to purchase the Grain Elevator Property upon terms identical to those contained in the Third-Party Offer.

In the event of either party’s exercise of its right of first refusal, the parties shall proceed to close the sale upon the terms and conditions contained in the applicable Offer Notice. If the closing date specified in the Third-Party Offer is earlier than the time for acceptance of the applicable Offer Notice, the parties agree that the closing date shall be set for a date mutually agreeable to the parties not later than ninety (90) days after the date of the applicable Offer Notice. If the party exercising its right of first refusal does not consummate the transaction and the third-party offeror fails to consummate the transaction contemplated by the Third-Party Offer, this Agreement shall remain in effect and such party’s right of first refusal under this Agreement shall continue during the Rights Period. If a party does not, during the applicable Exercise Period, give the other party written notice of its election to exercise its first right of refusal, such party will be deemed to have automatically waived such right as to the Third-Party Offer. In such event as either party may waive its right hereunder as set forth in the above sentence, such waiving party will, upon written request by the other party hereto, execute and deliver to such other party a recordable release and termination of this Agreement with respect to the right of first purchase granted such executing party hereunder and with respect to the right of first refusal granted such executing party hereunder.

3. Title. Each party hereby represents and warrants that it has good and indefeasible title to its Property in fee simple or in easement, as specifically set forth in Schedules 1 and 2, and with full power to sell and convey it, including the right to grant the rights provided herein; its Property is free of any lien, right or other interest which might foreclose the right of first purchase or the right of first refusal granted hereby or otherwise result in the termination of the right of first purchase or the right of first refusal granted hereby with the other party’s consent.

4. Notices. All notices required under this Agreement, and all approvals and other communications required or permitted to be given hereunder, must be in writing and be mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at the addresses first set forth hereinabove for such party. Any notice will be deemed given on the day after the date such notice is mailed as hereinbefore provided.

5. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their heirs, executors, personal representatives, successors, and assigns.

6. Amendment. Any amendment(s) to this Agreement shall be effective only if set forth in writing and signed by each party hereto.

7. Severability. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid.

8. No Waiver. No party hereto shall be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by such party. The waiver by any party of any breach of this Agreement shall not operate or be construed to be a waiver of any subsequent breach.

9. Governing Law. This Agreement shall be construed and enforced in accordable with the laws of the State of Missouri.

10. Recordation. Following execution hereof each party will execute a Memorandum of Right of First Purchase and Right of First Refusal dated as of even date hereof and in form agreed to by both parties, and Show Me Ethanol will cause such instrument to be recorded in the real estate records of Carroll County, Missouri, and thereafter deliver a copy of such recorded document to the other party to Ray-Carroll.

11. Headings and Captions. All headings and captions in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any provision.

12. Counterparts. This Agreement and any amendments hereto may be executed in several counterparts, each of which shall be deemed to be an original copy, and all of which together shall constitute one agreement binding on all parties, hereto, notwithstanding that all the parties shall not have signed the same counterpart.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

SHOW ME ETHANOL:

Show Me Ethanol, LLC,
a Missouri limited liability company

	By:	/s/David Durham
	Printed Name:	David Durham
	Its:	Chairman

RAY-CARROLL:
(SEAL)
Ray-Carroll County Grain Growers, Inc.,
a Missouri cooperative association
	By:	/s/David Minnick
	Printed Name:	David Minnick
	Its:	President

STATE OF MISSOURI	)
) SS.
COUNTY OF Ray	)

On this 30th day of April in the year 2007, before me, Beverly Holloway, a Notary Public in and for said state, personally appeared David Durham, Chairman of Show Me Ethanol, LLC, a Missouri limited liability company, known to me to be the person who executed the within AGREEMENT OF RIGHT OF FIRST PURCHASE AND RIGHT OF FIRST REFUSAL in behalf of said limited liability company and acknowledged to me that he/she executed the same for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Richmond, Missouri, the day and year last above written.

/s/Beverly Holloway
Printed Name:Beverly Holloway
Notary Public in and for
said County and State

My Commission Expires:

November 2, 2007
(The Notary Public must type or print his/her name immediately beneath his/her signature.)

STATE OF Missouri	)
) SS.
COUNTY OF Ray	)

On this 30th day of April, 2007, before me, appeared David Minnick, to me personally known, who being by me duly sworn, did say that he is the President of Ray-Carroll County Grain Growers, Inc., a Missouri cooperative association, that said instrument was signed and sealed on behalf of said cooperative association by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said cooperative association.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Richmond, Missouri, the day and year last above written.

/s/ Beverly Holloway
Printed Name:Beverly Holloway
Notary Public in and for
said County and State

My Commission Expires:

November 2, 2007
(The Notary Public must type or print his/her name immediately beneath his/her signature.)

SCHEDULE 1

Ethanol Plant Property

That portion of the North Half in Section 35, Township 53 North of the Base Line, Range 23 West of the Fifth Principal Meridian, Carroll County, Missouri, described as follows: Beginning at a point on the East line of the Northwest Quarter in said Section 35 that is N01º50’28”E, 70.82 feet from the Center of said Section 35, said point being on the Northerly right of way line of Missouri Highway 24; thence Westerly along a curve to the right, having a radius of 1597.02 feet, through a central angle of 12º15’59”, an arc length of 341.90 feet along said r.o.w. line; thence N87º48’53”W, 43.20 feet along said r.o.w. line; thence N02º11’07”E, 5.00 feet along said r.o.w. line; thence N87º48’53”W, 99.87 feet along said r.o.w. line; thence N00º28’54”W, 482.81 feet; thence S83º30’24”W, 677.88 feet; thence N07º56’29”W, 255.90 feet; thence N81º47’56”E, 346.62 feet; thence N49º30’21”E, 62.47 feet; thence N13º53’07”E, 378.24 feet; thence N23º25’30”E, 129.10 feet; thence N07º49’59”W, 208.97 feet; thence S74º43’16”E, 333.68 feet; thence S76º58’57”E, 108.16 feet; thence N89º54’09”E, 169.98 feet; thence N75º36’56”E, 302.17 feet; thence S47º13’25”E, 294.66 feet; thence S15º58’29”W, 876.92 feet; thence N77º34’13”W, 164.41 feet to the West line of the Northeast Quarter in said Section 35; thence S01º50’28”W, 384.70 feet along said West line and along said East line to the point of beginning. Said portion contains 30.00 acres and is subject to all easements, restrictions, reservations and right of ways of record.

SCHEDULE 2

Grain Elevator Property
All of the Northwest Quarter of Section Thirty-five, Township Fifty-three, Range Twenty-three, Carroll County, Missouri, excepting therefrom the right-of-way of the Atchison, Topeka and Santa Fe Railroad Company, containing Seven (7) acres, more or less, as now located and constructed across said premises, and subject to the easements granted the Prairie Oil and Gas Company and also subject to the right-of-way granted Prairie Pipe Line Company, said premises containing in the aggregate after said exceptions One Hundred Fifty-three (153) acres, more or less, subject to existing public roadways. Also subject to easement for public water supply.

AND also the following described tract: (see attached)

ALL OF THE FOLLOWING DESCRIBED TRACT OF LAND LYING NORTH OF U.S. HIGHWAY #24:

THE NORTHEAST QUARTER (NE 1/4) OF SECTION THIRTY-FIVE (35), TOWNSHIP FIFTY-THREE (53) NORTH, RANGE TWENTY-THREE (23) WEST OF THE FIFTH PRINCIPAL MERIDIAN, CARROLL COUNTY, MISSOURI; EXCEPTING THEREFROM THAT PART CONVEYED TO THE STATE OF MISSOURI FOR HIGHWAY PURPOSES AS DESCRIBED IN INSTRUMENT RECORDED IN BOOK 10, PAGE 24 OF THE RECORDS IN THE RECORDER OF DEEDS OFFICE, CARROLL COUNTY, MISSOURI; EXCEPTING THEREFROM CONVEYANCE DATED NOVEMBER 4, 1983, RECORDED IN BOOK 461, PAGE 73 OF THE RECORDS IN THE RECORDER OF DEEDS OFFICE, CARROLL COUNTY, MISSOURI, AND DESCRIBED AS AN IRREGULAR TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER (NE 1/4) OF SECTION 35, TOWNSHIP 53 NORTH, RANGE 23 WEST, CARROLL COUNTY, MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON BAR SET ON THE NORTHERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY #24, 2200.20 FEET SOUTH AND 1061.20 FEET EAST FROM AN IRON BAR FOUND AT THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF SECTION 35, T.53N., R.23W.; THENCE N.09°-28’-50”E., ALONG AN EXISTING FENCE LINE A DISTANCE OF 258.70 FEET TO AN IRON BAR; THENCE N.48°-12’-13” E., ALONG SAID FENCE LINE A DISTANCE OF 14.71 FEET TO AN IRON BAR; THENCE S.81°-21’-46”E., A DISTANCE OF 315.80 FEET TO AN IRON BAR; THENCE S.09°-28’-40”W., A DISTANCE OF 167.40 FEET TO AN IRON BAR SET ON THE NORTH RIGHT-OF-WAY LINE OF SAID U.S. HIGHWAY #24; THENCE S.82°-42’-28”W., ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 169.16 FEET TO AN IRON BAR; THENCE ALONG THE ARC OF A 01°-58’-09” CURVE TO THE LEFT A DISTANCE OF 140.75 FEET TO AN IRON BAR; THENCE S.10°-33’-50” E, A DISTANCE OF 5.0 FEET TO AN IRON BAR; THENCE ALONG THE ARC OF A 01°-58’-21” CURVE TO THE LEFT, A DISTANCE OF 33.46 FEET TO THE POINT OF BEGINNING AND CONTAINING WITHIN THE ABOVE DESCRIBED BOUNDARIES OF 1.6087 ACRES; SUBJECT TO ALL PUBLIC AND PRIVATE ROADS OR EASEMENTS AS THE SAME MAY NOW BE LOCATED, AND SPECIFICALLY SUBJECT TO  EASEMENTS GRANTED KANSAS CITY POWER AND LIGHT COMPANY BY INSTRUMENTS RECORDED IN BOOK 286, PAGE 437 AND BOOK 392, PAGE 384, OF THE DEED RECORDS IN THE RECORDER OF DEEDS OFFICE, CARROLL COUNTY, MISSOURI; SUBJECT TO EASEMENT GRANTED PUBLIC WATER SUPPLY DISTRICT NO.l RECORDED IN BOOK 407, PAGE 150, OF THE DEED RECORDS IN THE RECORDER OF DEEDS OFFICE, CARROLL COUNTY, MISSOURI.

but except any part of either of the above described tracts which is described on Schedule 1 attached hereto.